UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
to
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2006 (May 12, 2006)
GOLDLEAF FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of principal executive offices)
615-221-8400
(Registrant’s telephone number, including area code)
Private Business, Inc.
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1 AMENDMENT OF RESULTS OF OPERATIONS

EXPLANATORY NOTE
     Goldleaf Financial Solutions, Inc., formerly named Private Business, Inc., is filing this Amendment No. 1 to its current report on Form 8-K to conform the disclosure contained in this current report to the disclosure contained in an amendment to its registration statement on Form S-1 filed on June 6, 2006 with the SEC under the Securities Act of 1933. We are amending only the items listed below. With respect to each item, we are amending this current report to amend the disclosures contained under such heading contained in the initial current report filed on May 16, 2006.
Item 2.02. Results of Operations and Financial Condition.
     On May 12, 2006, Goldleaf issued a press attached thereto as Exhibit 99.1. The company’s results of operations for the three months ended March 31, 2006 included in that press release are amended hereby in Exhibit 99.1, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
99.1	Amendment of results of operations for the three months ended March 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.
By:	/s/ J. Scott Craighead
	Name:	J. Scott Craighead
	Title:	Chief Financial Officer

Date: June 6, 2006